UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2007

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	1-32881	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2— Financial Information
Item 2.02 Results of Operations and Financial Condition.

On February 14, 2007, Industrial Enterprises of America, Inc. (the “Company”) issued a press release announcing that it will file its results for the fiscal quarter ended December 31, 2006 on a Quarterly Report on Form 10-QSB with the Securities and Exchange Commission on Thursday, February 15, 2007, which press release provided details not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.

The press release noted above is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Industrial Enterprises of America, Inc. dated February 14, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

February 15, 2007

By:	/s/ John D. Mazzuto
Name:	John D. Mazzuto
Title:	Chief Executive Officer